UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Hot Topic, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Filed by: Hot Topic, Inc.

Pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Hot Topic, Inc.

Commission File No. 000-28784

This Schedule 14A filing consists of the following documents relating to the proposed acquisition of Hot Topic, Inc. (the “Company”) pursuant to the terms of an Agreement and Plan of Merger, dated March 6, 2013, by and among 212F Holdings LLC, a Delaware limited liability company (“Parent”); HT Merger Sub Inc., a California corporation and a wholly owned subsidiary of Parent; and the Company (the “Merger Agreement”):

(i) Electronic mail to all employees of the Company and subsidiaries.

(ii) Employee “Frequently Asked Questions.”

(iii) Customer “Frequently Asked Questions.”

(iv) Communication Meeting Talking Points.

(v) Department Meeting Talking Points.

(vi) Talking Points for Investors/Analysts.

(vii) Talking Points for use with Vendors.

The Company distributed the foregoing materials (collectively referred to below as the “Communications Materials”), including by posting certain of the foregoing materials to the Company’s internal website, beginning March 7, 2013.

Cautionary Statement Regarding Forward-Looking Statements

The Communications Materials contain forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time the Company makes the statements, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties, and the Company cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in the Communications Materials include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the inability to complete the proposed merger due to the failure to obtain shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction. Additional risks are described in the Company’s Annual Report on Form 10-K for the year ended January 28, 2012 and its subsequently filed reports with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on the forward-looking statements included in the Communications Materials, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

Important Additional Information

In connection with the proposed merger, Hot Topic, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Hot Topic, Inc., 18305 E. San Jose Avenue, City of Industry, CA 91748, attention: Investor Relations or by calling (626) 839-4681.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on April 26, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

(i)

Lisa Harper’s email to all employees

Hi all,

I am pleased to announce some very exciting news!

Attached to this email you will find a press release we issued earlier today announcing that Hot Topic entered into an agreement for the company to be acquired by Sycamore Partners, a private investment firm, for a total equity value of approximately $600 million, or $14.00 per share.

I want to share with you a little bit about what this means for our company, the recognition for the great work we have accomplished in the last two years and the opportunity to accomplish even more with Sycamore’s support.

First, let me give you some background about Sycamore Partners and why they were interested in purchasing our company. Sycamore Partners is a private equity firm based in New York specializing in consumer and retail investments. The founders of Sycamore have a long history of partnering with companies they believe have significant growth potential. They own Talbots, another mall-based specialty retailer, and Mast Global Fashion, one of the vendors supporting our intimate apparel initiatives at Torrid and Blackheart.

Sycamore sees Hot Topic as an attractive investment opportunity because of our strong growth prospects and our talented and passionate employees. We have spent a lot of time with Sycamore, discussing our strategy and plans, and they fully support them. Their vision for the company is aligned with ours. Because we have a common vision for what this company can achieve, they have asked that I continue to serve as CEO of the Company and as a significant shareholder, and I wholeheartedly agreed.

To be sure, this would not have been possible without the dramatic turnaround in the business we achieved over the last two years. I am proud of all that we have accomplished together. Sycamore is equally impressed in the team and in our ability to drive continued growth. They recognize the talent of our people and the important role you all play within the Company. So while Hot Topic will return to private ownership at the close of the transaction, our values, beliefs and passionate commitment to our valued customers will remain with the full support of our new owners.

As we look to our future, there will be significant benefits to being privately held by Sycamore. One of the most important is that we will be in a better position to navigate unpredictable market and economic cycles with a long-term perspective, rather than being subject to short-term and quarterly Wall Street expectations. Another is the ability to tap into their extensive knowledge in the apparel and consumer product sectors.

To make sure you have the information we can provide you about this transaction, today we will hold a series of meetings, as follows:

10:00am (PST) HQ Communication meeting in the DC lunchroom

10:30am (PST) DC Communication meeting in the DC lunchroom (both DCs as we will simulcast to TN)

10:30am (PST) Field conference call with RDs and DMs

10:30am (PST) HQ department meeting in areas

For those of you in stores, our plan is to make sure your RDs and DMs have this information today, which they can share with store teams on the next district conference call.

Still, we believe most of your questions can be answered by looking at the two attached documents: Employee Frequently Asked Questions and Customer Frequently Asked Questions.

We are very excited about this opportunity to partner with Sycamore Partners and eager to share that enthusiasm with you. Although the SEC places certain limits on what we can discuss publicly, there are still a lot of questions we can answer, particularly about how this change will affect you as an employee of the company.

Lastly, this news will generate much attention from the press and investment community. It is very important that if you receive any inquiries from media, you direct them to Jennifer Vides, our Brand Marketing Director at (626) 839-4681 x2970 or jvides@hottopic.com. Calls or requests for information from investors should be directed to George Wehlitz, Interim CFO, at (626) 839-4681 x2174 or gwehlitz@hottopic.com.

Best,

Lisa

Important Additional Information

In connection with the proposed merger, Hot Topic, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of Hot Topic. HOT TOPIC’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Hot Topic’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Hot Topic’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to Hot Topic, Inc., 18305 E. San Jose Avenue, City of Industry, California, attention: Jonathan Block, Secretary, or by calling (626) 839-4681.

Hot Topic and its directors and officers may be deemed to be participants in the solicitation of proxies from Hot Topic’s shareholders with respect to the proposed merger. Information about Hot Topic’s directors and executive officers and their ownership of Hot Topic’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of Hot Topic and its directors and executive officers in the proposed merger, which may be different than those of Hot Topic’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

SYCAMORE PARTNERS TO ACQUIRE HOT TOPIC, INC. FOR $14.00 PER SHARE IN CASH

Transaction Valued at $600 Million

CITY OF INDUSTRY, Calif., March 7, 2013 – Hot Topic, Inc. (NASDAQ Global Select Market: HOTT) (“Hot Topic” or the “Company”) and Sycamore Partners today announced that they have entered into a definitive agreement pursuant to which Sycamore Partners will acquire Hot Topic for $14.00 per share in cash, or a total of approximately $600 million. The agreement, which has been unanimously approved by Hot Topic’s Board of Directors, represents a premium of approximately 30% over Hot Topic’s closing stock price on March 6, 2013.

Lisa Harper, Chief Executive Officer and Chairman of the Board of Hot Topic, said, “We are pleased that this transaction will allow us to deliver positive results for our shareholders. In addition, we are very excited about the future growth for the company and know that Sycamore Partners will provide great resources and expertise to us as we operate as a private company.”

“We are excited to partner with the Hot Topic management team and all of its talented and passionate employees,” said Stefan Kaluzny, Managing Director of Sycamore Partners. “We look forward to supporting the Company’s continued growth.”

The transaction, which is structured as a one-step merger with Hot Topic as the surviving corporation, is subject to customary closing conditions, including receipt of shareholder and regulatory approvals. The transaction requires the affirmative vote of holders of a majority of the Company’s outstanding shares, which will be sought at a special meeting of shareholders.

In connection with the merger agreement, Lisa Harper and Becker Drapkin Management LP, holders of 8.9% of the Company’s stock, each signed customary support agreements indicating they would support the proposed transaction.

Guggenheim Securities is acting as financial advisor to Hot Topic in connection with the transaction. Cooley LLP is acting as Hot Topic’s legal advisor. BofA Merrill Lynch is acting as financial advisor to Sycamore Partners and Winston & Strawn LLP and the Law Offices of Gary M. Holihan, P.C. are acting as its legal counsel.

About Hot Topic

Hot Topic, Inc. is a mall and web based specialty retailer operating the Hot Topic and Torrid concepts, as well as a new test retail concept, Blackheart. Hot Topic offers music/pop culture-licensed and music/pop culture-influenced apparel, accessories, music and gift items for young men and women. Torrid retails on-trend fashion apparel, lingerie and accessories inspired by and designed to fit the young, voluptuous woman who wears size 12 and up. Blackheart offers an expanded collection of dark, edgy, sexy lingerie, accessories and beauty products. As of February 2, 2013, the Company operated 618 Hot Topic stores in all 50 states, Puerto Rico and Canada, 190 Torrid stores, 5 Blackheart stores, and Internet stores hottopic.com, torrid.com and blackheartlingerie.com.

About Sycamore Partners

Sycamore Partners is a private equity firm based in New York specializing in consumer and retail investments. The firm has more than $1 billion in capital under management. The founders of Sycamore have a long history of partnering with management teams to improve the operating profitability and strategic value of their businesses. They work with companies they believe have significant growth potential, particularly when given the capital and outside expertise they need to succeed. For more information, please visit www.sycamorepartners.com.

Cautionary Statement Regarding Forward-Looking Statements

The press release contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time the Company makes the statements, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties, and the Company cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in the press release include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the inability to complete the proposed merger due to the failure to obtain shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction. Additional risks are described in the Company’s Annual Report on Form 10-K for the year ended January 28, 2012 and its subsequently filed reports with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on the forward-looking statements included in the Press Release, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

Important Additional Information

In connection with the proposed merger, Hot Topic, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to Hot Topic, Inc., 18305 E. San Jose Avenue, City of Industry, California, attention: Jonathan Block, Secretary, or by calling (626) 839-4681.

Hot Topic and its directors and officers may be deemed to be participants in the solicitation of proxies from Hot Topic’s shareholders with respect to the proposed merger. Information about Hot Topic’s directors and executive officers and their ownership of Hot Topic’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of Hot Topic and its directors and executive officers in the proposed merger, which may be different than those of Hot Topic’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Contacts:

Hot Topic, Inc.

Investor Contact:

George Wehlitz, Interim CFO

626-839-4681 x2174

or

Media Contact:

Jennifer Vides, 626-839-4681 x2970

Sycamore Partners

Michael Freitag, Tim Lynch or Jennifer Friedman

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

(ii)

Employee Frequently Asked Questions

What’s happening?

Hot Topic has entered into an agreement to be acquired by Sycamore Partners, a privately equity firm, for $14.00 per share, or approximately $600 million total.

Who is Sycamore Partners?

Sycamore Partners is a private equity firm based in New York specializing in consumer and retail investments. The founders of Sycamore have a long history of partnering with management teams to improve the operating profitability and strategic value of their businesses. They work with companies they believe have significant growth potential. They currently own Talbots, Mast Global Fashion, and Pathlight Capital. For more information, feel free to visit www.sycamorepartners.com.

Why are we selling the company now?

The company was not actively seeking to be sold; however we received an offer from Sycamore Partners to buy the company. So after a thorough assessment of Sycamore’s proposal, which included solicitation of interest from additional parties, the Board concluded that the proposal put forth by Sycamore Partners is the best way to maximize value for shareholders, who will receive substantial and immediate value for their shares.

What does it mean for Hot Topic, Inc. as a Company?

Once the transaction closes, instead of being a public company, we will be a private company owned by Sycamore Partners. We will continue to take a long term view and invest in future growth of our brands. Our management team will continue to lead us. Sycamore supports our strategy and plans, and is aligned with our leadership team and its objectives. As such, Lisa Harper will continue in her role as CEO of the Company and a significant shareholder.

When will the transaction be complete? Is there anything that could stop it?

We expect the transaction will close in the second or third quarter of this year. As with any company acquisition, the merger can only happen if Hot Topic, Inc. shareholders approve it and other conditions are met.

Will HQ and the DCs and stores remain where they are today (City of Industry, CA and LaVergne, TN)?

Yes.

Do I still work for Hot Topic, Inc. or do I work for Sycamore Partners?

Hot Topic, Inc. employees will continue to work for Hot Topic, Inc. Once the transaction is finalized, Hot Topic, Inc. will simply have new owners.

What does this mean for my salary and benefits?

Your pay, bonus opportunity, and healthcare benefits will not change as a result of this transaction. Also the 401k plan will remain in place with the match remaining the same. Specific information will be provided to individuals participating in the Deferred Compensation Plan as we get closer to the actual close date of the transaction.

What does this mean for my ESPP?

If the transaction closes before June 30, 2013, your contributions will be used to purchase stock immediately before the closing at the lower of either (1) $8.19 (85% of the $9.63 closing price on January 1, 2013), or (2) 85% of the fair market value of our stock immediately prior to the closing.

If the transaction closes after the purchase date for the current ESPP offering (which is June 30, 2013), your contributions will be used to purchase stock at the lower of either (1) $8.19, or (2) 85% of the fair market value of our stock on June 30, 2013.

The current ESPP offering will be the last one under the plan.

What happens to my stock and/or stock options?

Sycamore Partners is purchasing Hot Topic, Inc. at a price of $14.00 per share. So upon completion of the transaction you will be paid $14.00 per share for all shares of Hot Topic, Inc. stock you then own. Upon completion of the transaction, all outstanding unvested stock options will become fully vested. Employees will then receive cash for their outstanding and unexercised options equal to the $14.00 purchase price less the strike price of the options. Of course, Uncle Sam requires us to make the necessary tax withholdings.

How will this change affect associates?

It will not change your job responsibilities. We will continue to manage the company as we have done in the past, requiring that everyone contributes and delivers results. Sycamore Partners does not operate the companies it owns, day-to-day people decisions will continue to be made by us just as they always have been.

What should I do if I get questions from the media, investors or vendors?

It’s likely that this situation will generate lots of interest from the media and others. The SEC (Securities and Exchange Commission) has very specific communication standards related to a transaction like this, and it is critically important that the company follow these guidelines. As a result, if you receive any calls or requests for information from media, please immediately refer them to Jennifer Vides, Brand Marketing Director at (626) 839-4681 x2970 or jvides@hottopic.com. Calls or requests for information from investors should be directed to George Wehlitz, Interim CFO, at (626) 839-4681 x2174.

What should I tell customers?

Tell them “same Hot Topic, Torrid and Blackheart, new owners,” and then tell them how much you value their business! Our customers will not be impacted by this ownership change.

Important Additional Information

In connection with the proposed merger, Hot Topic, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of Hot Topic. HOT TOPIC’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Hot Topic’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Hot Topic’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to Hot Topic, Inc., 18305 E. San Jose Avenue, City of Industry, California, attention: Jonathan Block, Secretary, or by calling (626) 839-4681.

Hot Topic and its directors and officers may be deemed to be participants in the solicitation of proxies from Hot Topic’s shareholders with respect to the proposed merger. Information about Hot Topic’s directors and executive officers and their ownership of Hot Topic’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of Hot Topic and its directors and executive officers in the proposed merger, which may be different than those of Hot Topic’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

(iii)

Customer Frequently Asked Questions

For retail teams and customer service team

Is Hot Topic or Torrid or Blackheart being sold?

Our parent company, Hot Topic, Inc., has entered into an agreement to be acquired by Sycamore Partners, a private equity firm with substantial experience in the apparel retail sector. All three brands will continue to operated by the same parent company, with the same management team.

What will happen to Hot Topic or Torrid or Blackheart now? What will change?

As a customer, your experience will not change as a result of the change in company ownership. It will be the same Hot Topic or Torrid or Blackheart, just different owners. We remain dedicated to serving you!

I am not only a customer, I’m a shareholder too. What does this mean for me?

You can find specific shareholder information on the Investor Relation website at http://investorrelations.hottopic.com

Important Additional Information

In connection with the proposed merger, Hot Topic, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of Hot Topic. HOT TOPIC’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Hot Topic’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Hot Topic’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to Hot Topic, Inc., 18305 E. San Jose Avenue, City of Industry, California, attention: Jonathan Block, Secretary, or by calling (626) 839-4681.

Hot Topic and its directors and officers may be deemed to be participants in the solicitation of proxies from Hot Topic’s shareholders with respect to the proposed merger. Information about Hot Topic’s directors and executive officers and their ownership of Hot Topic’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of Hot Topic and its directors and executive officers in the proposed merger, which may be different than those of Hot Topic’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

(iv)

Lisa Harper Communication Meeting Talking Points (and to be used with the VPs and Leadership team)

To be used by Lisa Harper

Good morning everyone and thank you for joining me to discuss today’s very exciting announcement.

Hot Topic Board of Directors announced that it has entered into an agreement for Hot Topic to be acquired by Sycamore Partners, a private equity firm, for a total value of approximately $600 million, or $14.00 per share.

Background about Sycamore Partners and why they are interested in Hot Topic, Inc.

•	Sycamore Partners is led by a highly experienced and successful group of investors focused on the apparel retail sector.

•	Sycamore also owns Talbots, Mast Fashion Brands, and Pathlight Capital.

•	Sycamore saw Hot Topic, Inc. as an attractive investment opportunity because of our strong growth prospects and our talented and passionate employees.

•	Sycamore supports our strategy and plans, and is aligned with our leadership team and its objectives. As such, I will continue in my role as CEO of the Company and a significant shareholder.

•

I am proud of all that this team has accomplished together. Sycamore is confident in the team and in our ability to drive continued growth. They recognize the talent of our people and the important role you all play within the Company.

What this means for Hot Topic?

•	This transaction is great for our employees, shareholders and the future of Hot Topic.

•

As a privately held company, Hot Topic will be in a better position to navigate unpredictable market and economic cycles, with a longer term investment perspective, rather than the quarterly Wall Street expectations.

What this means for you as an employee?

•	Hot Topic, Inc. employees will continue to work for Hot Topic, Inc. Once the transaction is finalized, Hot Topic, Inc. will simply have new owners.

•	Your pay, bonus opportunity, and benefits (healthcare and 401k) will not change as a result of this transaction.

•	The detailed FAQ attached to my email includes answers to questions about ESPP, stock options and other things.

•	We will continue to manage the business and deliver results.

What does this mean for our customers?

•	Nothing will change for our customers as a result of the change in company ownership. We will still be the same Hot Topic, Torrid and Blackheart, just new owners.

What happens next?

•

The proposed transaction remains subject to approval by Hot Topic shareholders and certain other customary conditions and regulatory approvals. To make that happen, we will file a proxy statement with the SEC, which will contain detailed information about the transaction and the Board’s decision-making process, and mail it to shareholders.

•	We expect the transaction to be completed in the second or third quarter of fiscal 2013.

•	At the close of the transaction Hot Topic will be a private company.

•	In the meantime, we are still a public company and will continue with business as usual.

•

We are all excited about this transaction, but it should not become a distraction to any of us. It is important that we remain focused on running the business, providing great merchandise and service to our customers.

•

It is likely that this situation will generate lots of interest from the media and others. The SEC (Securities and Exchange Commission) has very specific communication standards related to a transaction like this, and it is critically important that the company follow these guidelines. As a result, if you receive any calls or requests for information from media, please immediately refer them to Jennifer Vides, Brand Marketing Director at (626) 839-4681 x2970 or jvides@hottopic.com. Calls or requests for information from investors should be directed to George Wehlitz, Interim CFO, at (626) 839-4681 x2174.

Important Additional Information

In connection with the proposed merger, Hot Topic, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of Hot Topic. HOT TOPIC’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Hot Topic’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Hot Topic’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to Hot Topic, Inc., 18305 E. San Jose Avenue, City of Industry, California, attention: Jonathan Block, Secretary, or by calling (626) 839-4681.

Hot Topic and its directors and officers may be deemed to be participants in the solicitation of proxies from Hot Topic’s shareholders with respect to the proposed merger. Information about Hot Topic’s directors and executive officers and their ownership of Hot Topic’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of Hot Topic and its directors and executive officers in the proposed merger, which may be different than those of Hot Topic’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

(v)

Department Meeting Talking Points (and used for field conference calls)

To be used by department heads

•	I wanted to pull everyone together to talk through the announcement that Lisa made today.

•	I am sure you all have a lot of questions, as did I, when I first heard the news.

•	Because the transaction will not be closed until the second or third quarter of fiscal 2013, subject to closing conditions being met, we are very limited in what we can discuss publicly.

•	All that said, this announcement is really great news for the Company and for all associates.

•	Essentially, Sycamore Partners sees Hot Topic as an attractive investment opportunity because of our strong growth prospects and our talented and passionate employees.

•	Sycamore supports our strategy and plans, and is aligned with our leadership team and its objectives.

•

Sycamore Partners is led by a highly experienced and successful group of investors focused on the apparel retail sector, whose substantial resources and experience will enable us to invest in our future growth.

•

As a privately held company, Hot Topic will be in a better position to navigate unpredictable market and economic cycles, with a longer term investment perspective, rather than being subject to short-term and quarterly Wall Street expectations.

•

What does this mean for all of us as associates at the Company? Bottom line is it is business as usual for all of us. Sycamore Partners is supportive of our business plans and ongoing success, so this announcement should not distract us from any of our daily activities.

•

I strongly encourage you read the press release and FAQ that are attached to the email Lisa sent to all of us. Then, if you have any additional questions, I am of course available to try and answer what I can.

•	The company will be filing a proxy statement with the SEC, which will contain detailed information about the transaction and the Board’s decision-making process.

•	Please understand that due to SEC rules, we are limited in what we can discuss publicly until certain documents, including the proxy statement, have been filed with the SEC.

•

As a reminder, only authorized people can speak on behalf of the Company on this or any other matter. If you receive any media inquiries regarding this news, please direct them to Jennifer Vides, Brand Marketing Director at (626) 839-4681 x2970 or jvides@hottopic.com. Calls or requests for information from investors should be directed to George Wehlitz, Interim CFO, at (626) 839-4681 x2174.

•	We will, of course, keep you informed if and when any significant developments arise.

Important Additional Information

In connection with the proposed merger, Hot Topic, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of Hot Topic. HOT TOPIC’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Hot Topic’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Hot Topic’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to Hot Topic, Inc., 18305 E. San Jose Avenue, City of Industry, California, attention: Jonathan Block, Secretary, or by calling (626) 839-4681.

Hot Topic and its directors and officers may be deemed to be participants in the solicitation of proxies from Hot Topic’s shareholders with respect to the proposed merger. Information about Hot Topic’s directors and executive officers and their ownership of Hot Topic’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of Hot Topic and its directors and executive officers in the proposed merger, which may be different than those of Hot Topic’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

(vi)

Talking Points for Investors/Analysts

To be used by Lisa Harper and/or George Wehlitz

•

As you have likely seen, Hot Topic announced that it entered into an agreement to be acquired by Sycamore Partners, a private equity firm, for a total equity value of approximately $600 million, or $14.00 per share.

•

After a thorough assessment of Sycamore’s proposal, which included solicitation of interest from additional parties, the Board concluded that the proposal put forth by Sycamore Partners is the best way to maximize value for shareholders, who will receive substantial and immediate value for their shares.

•	$14.00 per share is a very compelling valuation, representing a premium of 30% to Hot Topic’s last closing price and a 40% premium to Hot Topic’s average closing price over the past 6 months.

•	In connection with the transaction, the investor group has secured committed debt financing from BofA Merrill Lynch.

•	Hot Topic will file a preliminary proxy statement with the SEC, which will contain detailed information about this transaction and the Board’s decision-making process.

•	Once the SEC completes its review of the preliminary proxy, Hot Topic will file the definitive proxy statement with the SEC and mail it to shareholders.

•

The transaction will officially close once it is approved by shareholders and regulatory and other closing regulatory conditions are met. We would anticipate a close in the second or third quarter of fiscal 2013.

•

While Hot Topic was not actively seeking this transaction, once the offer was received, the Board determined that it was at a premium worthy of consideration and exploration of alternate competing proposals, at the conclusion of which it was determined that the Sycamore proposal is the best way to maximize value for shareholders.

Important Additional Information

In connection with the proposed merger, Hot Topic, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of Hot Topic. HOT TOPIC’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Hot Topic’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Hot Topic’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to Hot Topic, Inc., 18305 E. San Jose Avenue, City of Industry, California, attention: Jonathan Block, Secretary, or by calling (626) 839-4681.

Hot Topic and its directors and officers may be deemed to be participants in the solicitation of proxies from Hot Topic’s shareholders with respect to the proposed merger. Information about Hot Topic’s directors and executive officers and their ownership of Hot Topic’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of Hot Topic and its directors and executive officers in the proposed merger, which may be different than those of Hot Topic’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

(vii)

Talking Points for use with Vendors

To be used by managers and above throughout the company as questions come up from vendors

•	We value our relationship with you and wanted to share some exciting news about the company directly with you.

•

As you may have seen in our press release this morning, the Hot Topic announced that it entered into an agreement to be acquired by Sycamore Partners, a private equity firm, for a total equity value of approximately $600 million, or $14.00 per share.

•

After a thorough assessment of Sycamore’s proposal, which included solicitation of interest from additional parties, the Board concluded that the proposal put forth by Sycamore Partners is the best way to maximize value for shareholders, who will receive substantial and immediate value for their shares.

•	We want you to know that this announcement in no way changes your existing relationship with Hot Topic.

•	We will continue to focus on the day-to-day operations of the business and maintain our valued partnerships with our vendors.

•	The transaction will officially close once it is approved by shareholders and all closing and regulatory conditions are met. We would anticipate a close in the second or third quarter of fiscal 2013.

•	Please realize that given the nature of the transaction we are limited in what we can discuss publicly, but we are always available to answer any questions that we can.

•	We look forward to our continued partnership and working together.

Important Additional Information

In connection with the proposed merger, Hot Topic, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of Hot Topic. HOT TOPIC’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Hot Topic’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Hot Topic’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to Hot Topic, Inc., 18305 E. San Jose Avenue, City of Industry, California, attention: Jonathan Block, Secretary, or by calling (626) 839-4681.

Hot Topic and its directors and officers may be deemed to be participants in the solicitation of proxies from Hot Topic’s shareholders with respect to the proposed merger. Information about Hot Topic’s directors and executive officers and their ownership of Hot Topic’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of Hot Topic and its directors and executive officers in the proposed merger, which may be different than those of Hot Topic’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.